UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                     ---------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): March 6, 2006
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                                  NESTOR, INC.
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)

           0-12965                                     13-3163744
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   (Commission File Number)             (IRS Employer Identification Number)


            42 Oriental Street; Third Floor, Providence, Rhode Island
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                    (Address of principal executive offices)


                                 (401) 274-5658
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              (Registrant's telephone number, including area code)


                                 Not Applicable
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 6, 2006, Nestor, Inc., a Delaware corporation (with its subsidiaries, the "Registrant"), amended the four employment agreements that it has with its executive officers. Each agreement was amended to reduce the minimum salary payable thereunder by 10%. Before the amendments, the salary of each of the four executive officers was the minimum salary under his employment agreement and the salary of each executive officer has been reduced to the new minimum allowed by each amendment. The reductions in the salaries of the four executive officers were part of a program of cost reductions instituted by the Registrant that included reducing the salaries of most employees of the Registrant and terminating 9 employees.

The specific agreements amended are

o the Employment Agreement, dated October 13, 2004, between the Registrant and William B. Danzell, the Registrant's President and Chief Executive Officer, which was amended to provide for a minimum salary of $225,000

o the Employment Agreement, dated October 13, 2004, between the Registrant and Nigel P. Hebborn, the Registrant's Treasurer and Chief Financial Officer, which was amended to provide for a minimum salary of $180,000

o the Employment Agreement, dated March 29, 2005, between the Registrant and Tadas A. Eikinas, the Registrant's Chief Operating Officer, which was amended to provide for a minimum salary of $157,500

o the Employment Agreement, dated March 29, 2005, between the Registrant and Benjamin M. Alexander, the Registrant's Chief Operating Officer, which was amended to provide for a minimum salary of $148,500

ITEM 8.01.  OTHER EVENTS

On March 6, 2006, Registrant instituted a program of cost reductions that included reducing the salaries of most employees of the Registrant and terminating 9 employees.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

Exhibit No.       Exhibit

10.1      Letter  agreement from William B. Danzell to Nestor,  Inc. dated
          March 6, 2006

10.2      Letter agreement from Nigel P. Hebborn to Nestor,  Inc. dated
          March 6, 2006

10.3      Letter agreement from Tadas A. Eikinas to Nestor,  Inc. dated
          March 6, 2006

10.4 Letter agreement from Benjamin M. Alexander to Nestor, Inc. dated March 6, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NESTOR, INC.


                                          By:  /s/  Nigel P. Hebborn
                                             ---------------------------------
                                             Nigel P. Hebborn
                                             Treasurer & Chief Financial Officer

Date:  March 8, 2006